Exhibit 10.15

FOURTH AMENDMENT, dated as of December 3, 2007 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 22, 2003 (as amended by the First Amendment dated as of February 1, 2006, as amended by the Second Amendment dated as of April 26, 2007, as amended by the Third Amendment and Waiver dated as of June 11, 2007 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BLACKSTONE GROUP HOLDINGS L.P. (the “Borrower”), the Lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A. (as successor to JPMorgan Chase Bank), as administrative agent for such Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to extend the Waiver Termination Date to June 20, 2008.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Each capitalized term used but not defined herein (including in the recitals hereto) shall have the meaning assigned to it in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Fourth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) the definition in Section 1.01 of the Credit Agreement of the term set forth below is amended to read in its entirety as follows:

“Waiver Termination Date” means June 20, 2008.

(b) Section 1.01 of the Credit Agreement is amended to add the definition of the following term in appropriate alphabetical order:

“Fourth Amendment Effective Date” means the date on which the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and each Lender.

(c) Section 3.06 of the Credit Agreement is amended by deleting the phrase “in each case”.

(d) Article VII of the Credit Agreement is amended by deleting from clause (iii) of paragraph (h) the words “any Subsidiary” and substituting therefor the phrase “any other Extended Loan Party”.

SECTION 3. Interim Covenants.

(a) Not later than April 5, 2008, the Borrower shall deliver to the Administrative Agent the annual audited consolidated balance sheet and consolidated statements of income and cash flows of The Blackstone Group L.P. showing the financial condition of The Blackstone Group L.P. and its consolidated subsidiaries as of the close of the fiscal year ending on December 31, 2007 and the results of its and its consolidated subsidiaries’ operations during such year, all audited by Deloitte & Touche LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to consistency due to changes in GAAP) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of The Blackstone Group L.P. on a consolidated basis in accordance with GAAP consistently applied.

(b) Within 50 days after the end of the fiscal quarter of the Borrower ending March 31, 2008, the Borrower shall deliver to the Administrative Agent the unaudited consolidated balance sheet and consolidated statements of income and cash flows of The Blackstone Group L.P. showing the financial condition of The Blackstone Group L.P. and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its and its consolidated subsidiaries’ operations during such fiscal quarter, all certified by a financial officer of The Blackstone Group L.P. as fairly presenting the financial condition and results of operations of The Blackstone Group L.P. on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

SECTION 4. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect hereto:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement (as amended hereby), constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b) no Default or Event of Default has occurred and is continuing; and

(c) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties have been waived by the Lenders in accordance with Section 4 of the Third Amendment and Waiver).

SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and each Lender; and

(b) the Administrative Agent shall have received counterparts of the Reaffirmation Agreement in the form set forth on Exhibit A hereto duly executed and delivered by the Borrower and each New Guarantor.

SECTION 6. No Other Amendments; Confirmation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Extended Loan Party to a consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein, and only to the extent specified herein. This Amendment shall constitute a Loan Document.

(b) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement (as amended hereby).

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SECTION 7. Applicable Law. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed in counterparts by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic image scan shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

BLACKSTONE GROUP HOLDINGS L.P.,
by:	Blackstone Group Holdings L.L.C., its General Partner

/s/ Hamilton E. James
Name:	Hamilton E. James
Title:	President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender,

by:	/s/ Riva L. Brandt
Name:	Riva L. Brandt
Title:	Executive Director

To approve this Amendment: Name of Institution: Credit Suisse, Cayman Islands Branch

by	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

by	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

Name of Institution: Bank of America, N.A.

by	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Senior Vice President

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Name of Institution: Citicorp North America, Inc.:

by	/s/ Alexander F. Duka
Name:	Alexander F. Duka
Title:	Managing Director

Name of Institution: Deutsche Bank Trust Company Americas

by	/s/ Susan L. LeFevre
Name:	Susan L. LeFevre
Title:	Director

/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

Name of Institution: Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc

by	/s/ Diane Ferguson
Name:	Diane Ferguson
Title:	Managing Director

Name of Institution: UBS Loan Finance LLC

by	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

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EXHIBIT A

[FORM OF] REAFFIRMATION AGREEMENT dated as of December [ ], 2007 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among the Borrower, the New Guarantors (together with the Borrower, the “Reaffirming Parties”) and JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as administrative agent for the Lenders under the Credit Agreement (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Fourth Amendment dated as of the date hereof to the Credit Agreement (the “Fourth Amendment”) and, on the terms and subject to the conditions set forth therein, have agreed to amend the Credit Agreement as set forth in the Fourth Amendment;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents;

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Fourth Amendment becoming effective; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Fourth Amendment;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Each capitalized term used but not defined herein (including in the recitals hereto) shall have the meaning assigned to it in the Credit Agreement.

SECTION 2. Reaffirmation. Each of the Reaffirming Parties hereby (a) consents to the Fourth Amendment and the transactions contemplated thereby and (b) confirms its guarantees and other obligations, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Fourth Amendment, such guarantees and other obligations shall continue to be in full force and effect and shall accrue to the benefit of the Lenders and the Administrative Agent (as creditor in its own right and not as representative of the Lenders), as the case may be. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of the Loan Documents and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party.

SECTION 3. Representations and Warranties. Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

(a) each Reaffirming Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Each Reaffirming Party has duly authorized, executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b) no Default or Event of Default has occurred and is continuing; and

(c) the representations and warranties of each Reaffirming Party contained in each Loan Document are true and correct in all material respects with the same effect as though made on the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations and warranties were true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties have been waived by the Lenders in accordance with Section 4 of the Third Amendment and Waiver).

SECTION 4. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Credit Agreement.

SECTION 5. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 6. Effectiveness; Counterparts. This Agreement shall become effective on the date when (a) copies hereof which, when taken together, bear the signatures of each of the Loan Parties set forth on the signature pages hereto and the Administrative Agent shall have been received by the Administrative Agent (or its counsel) and (b) the Fourth Amendment has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, if any, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the other Loan Documents. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 8. Governing Law. This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 9. No Amendments. No amendments to any Loan Document are intended hereby and all provisions of each Loan Document are and shall remain in full force and effect. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement.

SECTION 10. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,
by	Blackstone Group Holdings L.L.C., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS I L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS I/II GP INC., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS II L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS I/II GP INC., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS III L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS III L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS III GP L.P., its General Partner

by	BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS IV L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS IV GP L.P., its General Partner

by	BLACKSTONE HOLDINGS IV GP MANAGEMENT L.L.C., its General Partner

by
Name:
Title:

BLACKSTONE HOLDINGS V L.P., as a New Guarantor,
by	BLACKSTONE HOLDINGS V GP L.P., its General Partner

	by	BLACKSTONE HOLDINGS V GP MANAGEMENT (DELAWARE) L.P., its General Partner

		by	BLACKSTONE HOLDINGS V GP MANAGEMENT L.L.C., its general Partner by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
Name:
Title:

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